UNITED STATES OF AMERICA
Before the
SECURITIES AND EXCHANGE COMMISSION

SECURITIES EXCHANGE ACT OF 1934
Release No.

ADMINISTRATIVE PROCEEDING
File No. 3-20971

In the Matter of **ECO SCIENCE SOLUTIONS, INC.,** **Respondents.**	**ORDER MAKING FINDINGS AND REVOKING REGISTRATION OF SECURITIES PURSUANT TO SECTION 12(j) OF THE SECURITIES EXCHANGE ACT OF 1934 AS TO ECO SCIENCE SOLUTIONS, INC.**

I.

The Securities and Exchange Commission ("Commission") deems it necessary and appropriate for the protection of investors to accept the Offer of Settlement submitted by ECO SCIENCE SOLUTIONS, INC. ("ESSI" or "Respondent") pursuant to Rule 240(a) of the Rules of Practice of the Commission, 17 C.F.R. § 201.240(a), for the purpose of settlement of these proceedings initiated against Respondent on August 17, 2022, pursuant to Section 12(j) of the Securities Exchange Act of 1934 ("Exchange Act").

II.

Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission, or to which the Commission is a party, and without admitting or denying the findings herein, except as to the Commission's jurisdiction over it and the subject matter of these proceedings, which are admitted, Respondent consents to the entry of this Order Making Findings and Revoking Registration of Securities Pursuant to Section 12(j) of the Securities Exchange Act of 1934 as to ECO SCIENCE SOLUTIONS, INC. ("Order"), as set forth below.

III.

On the basis of this Order and Respondent's Offer, the Commission finds that[1]:

1. ESSI (CIK No. 1490873) is an active Nevada corporation located in Makawao, Hawaii with a class of securities registered with the Commission under Exchange Act Section 12(g). As of July 15, 2022, the common stock of ESSI (Symbol ESSI) was quoted on OTC Link (formerly Pink Sheets) operated by OTC Markets, Inc., had market makers and was eligible for the Piggyback exception of Exchange Act Rule 15c2-11(f)(3)

2. ESSI has failed to comply with Exchange Act Section 13(a) and Rules 13a-1 and 13a-13 thereunder because it has not filed any periodic reports with the Commission since the period ended October 31, 2020.

IV.

In view of the foregoing, the Commission deems it necessary and appropriate for the protection of investors to impose the sanction specified in Respondent's Offer.

Accordingly, it is hereby ORDERED that:

Pursuant to Section 12(j) of the Exchange Act, the registration of each class of Respondent's securities registered pursuant to Exchange Act Section 12 be, and hereby is, revoked. The revocation is effective as of [month] [day], [year].[2]

For the Commission, by its Secretary, pursuant to delegated authority.

Vanessa A. Countryman
Secretary

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[1]The findings herein are made pursuant to Respondent's Offer of Settlement and are not binding on any other person or entity in this or any other proceeding.

[2]This Order applies to all classes of Respondent's securities registered pursuant to Section 12 of the Exchange Act, whether or not such securities are specifically identified by ticker symbol or otherwise in this Order.

UNITED STATES OF AMERICA
Before the
SECURITIES AND EXCHANGE COMMISSION

ADMINISTRATIVE PROCEEDING
File No. 3-20971

In the Matter of **ECO SCIENCE SOLUTIONS, INC.,** **Respondents.**	**OFFER OF SETTLEMENT OF ECO SCIENCE SOLUTIONS, INC.**

I.

ECO SCIENCE SOLUTIONS, INC. ("ESSI" or "Respondent"), pursuant to Rule 240(a) of the Rules of Practice of the Securities and Exchange Commission ("Commission") [17 C.F.R. § 201.240(a)] submits this Offer of Settlement ("Offer") in the above-captioned proceedings instituted against it by the Commission on August 17, 2022, pursuant to Section 12(j) of the Securities Exchange Act of 1934 ("Exchange Act").

II.

This Offer is submitted solely for the purpose of settling these proceedings, with the express understanding that it will not be used in any way in these or any other proceedings, unless the Offer is accepted by the Commission. If the Offer is not accepted by the Commission, the Offer is withdrawn without prejudice to Respondent and shall not become a part of the record in these or any other proceedings, except for the waiver expressed in Section V. with respect to Rule 240(c)(5) of the Commission's Rules of Practice [17 C.F.R. § 201.240(c)(5)].

III.

On the basis of the foregoing, the Respondent hereby:

A. Admits the jurisdiction of the Commission over it and over the matters set forth in the Order Making Findings and Revoking Registration of Securities Pursuant to Section 12(j) of the Securities Exchange Act of 1934 as to ECO SCIENCE SOLUTIONS, INC. ("Order");

B. Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission or in which the Commission is a party prior to a hearing pursuant to the Commission's Rules of Practice, 17 C.F.R. § 201.100 *et seq.*, and without admitting or denying the findings contained in the Order, except as to the Commission's jurisdiction over it and the subject matter of these proceedings, which are admitted, Respondent

consents to the entry of an Order by the Commission containing the following findings and order set forth below[1]:

1. ESSI (CIK No. 1490873) is an active Nevada corporation located in Makawao, Hawaii with a class of securities registered with the Commission under Exchange Act Section 12(g). As of July 15, 2022, the common stock of ESSI (Symbol ESSI) was quoted on OTC Link (formerly Pink Sheets) operated by OTC Markets, Inc., had market makers and was eligible for the Piggyback exception of Exchange Act Rule 15c2-11(f)(3)

2. ESSI has failed to comply with Exchange Act Section 13(a) and Rules 13a-1 and 13a-13 thereunder because it has not filed any periodic reports with the Commission since the period ended October 31, 2020.

IV.

Section 12(j) of the Exchange Act provides as follows:

The Commission is authorized, by order, as it deems necessary or appropriate for the protection of investors to deny, to suspend the effective date of, to suspend for a period not exceeding twelve months, or to revoke the registration of a security, if the Commission finds, on the record after notice and opportunity for hearing, that the issuer of such security has failed to comply with any provision of this title or the rules and regulations thereunder. No member of a national securities exchange, broker, or dealer shall make use of the mails or any means or instrumentality of interstate commerce to effect any transaction in, or to induce the purchase or sale of, any security the registration of which has been and is suspended or revoked pursuant to the preceding sentence.

On the basis of the foregoing, Respondent hereby consents to the entry of an Order by the Commission that:

Pursuant to Section 12(j) of the Exchange Act, registration of each class of Respondent's securities registered pursuant to Exchange Act Section 12 be, and hereby is, revoked. The revocation is effective as of [month] [day], [year].[2]

V.

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[1]The findings herein are made pursuant to Respondent's Offer of Settlement and are not binding on any other person or entity in this or any other proceeding.

[2]This Order applies to all classes of Respondent's securities registered pursuant to Section 12 of the Exchange Act, whether or not such securities are specifically identified by ticker symbol or otherwise in this Order.

By submitting this Offer, Respondent hereby waives, subject to the acceptance of the Offer, the rights specified in Rules 240(c)(4) [17 C.F.R. §201.240(c)(4)] of the Commission's Rules of Practice. Specifically, Respondent waives:

(1) All hearings pursuant to the statutory provisions under which the proceeding is to be or has been instituted;
(1) The filing of proposed findings of fact and conclusions of law;
(2) Proceedings before, and an initial decision by, a hearing officer;
(3) All post-hearing procedures; and
(4) Judicial Review by any court.

In addition, by submitting this offer, Respondent waives the rights specified in Rule 240(c)(5) [17 C.F.R. § 201.240(c)(5)] of the Commission's Rules of Practice. Specifically, Respondent waives:

(1) Any and all provisions of the Commission's Rules of Practice or other requirements of law that may be construed to prevent or disqualify any member of the Commission's staff from participating in the preparation of, or advising the Commission as to, any order, opinion, finding of fact, or conclusion of law that may be entered pursuant to this Offer; and
(2) Any right to claim bias or prejudgment by the Commission based on the consideration of or discussions concerning settlement of all or any part of this proceeding.

Respondent also hereby waives service of the Order.

VI.

Respondent understands and agrees to comply with the terms of 17 C.F.R. § 202.5(e), which provides in part that it is the Commission's policy "not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegations in the complaint or order for proceedings," and "a refusal to admit the allegations is equivalent to a denial, unless the defendant or respondent states that he neither admits nor denies the allegations." As part of Respondent's agreement to comply with the terms of Section 202.5(e), Respondent: (i) will not take any action or make or permit to be made any public statement denying, directly or indirectly, any finding in the Order or creating the impression that the Order is without factual basis; and (ii) will not make or permit to be made any public statement to the effect that Respondent does not admit the findings of the Order, or that the Offer contains no admission of the findings, without also stating that the Respondent does not deny the findings; and (iii) upon the filing of this Offer of Settlement, Respondent hereby withdraws any papers previously filed in this proceeding to the extent that they deny, directly or indirectly, any finding in the Order. If Respondent breaches this agreement, the Division of Enforcement may petition the Commission to vacate the Order and restore this proceeding to its active docket. Nothing in this provision affects Respondent's: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.

VII.

Consistent with the provisions of 17 C.F.R. § 202.5(f), Respondent waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein.

VIII.

Respondent hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996 or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney's fees or other fees, expenses or costs expended by Respondent to defend against this action. For these purposes, Respondent agrees that Respondent is not the prevailing party in this action since the parties have reached a good faith settlement.

IX.

Respondent states that it has read and understands the foregoing Offer, that this Offer is made voluntarily, and that no promises, offers, threats, or inducements of any kind or nature whatsoever have been made by the Commission or any member, officer, employee, agent, or representative of the Commission in consideration of this Offer or otherwise to induce it to submit to this Offer.

ECO SCIENCE SOLUTIONS, INC.

By: ______________________________________
Michael Rountree
Chief Executive Officer

I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

Executed on ________________________________, 2022.

____
Michael Rountree

ECO SCIENCE SOLUTIONS, INC.
CERTIFICATE OF CORPORATE RESOLUTION

I, Michael Rountree, do hereby certify that I am the duly elected and qualified Chief Executive Officer of ECO SCIENCE SOLUTIONS, INC. ("ESSI" or "Corporation"), a Nevada corporation, and that the following is a complete and accurate copy of a resolution adopted by the Board of Directors of ESSI at a meeting held on ________________, 2022, at which a quorum was present and resolved as follows:

> **RESOLVED:** That Michael Rountree, an Officer of this Corporation, be and hereby is authorized to act on behalf of the Corporation, and in his sole discretion, to negotiate, approve, and make the offer of settlement of ESSI, attached hereto, to the United States Securities and Exchange Commission ("Commission") in connection with the investigation conducted by the Commission; in this connection, the aforementioned Officer be and hereby is authorized to undertake such actions as he may deem necessary and advisable, including the execution of such documentation as may be required by the Commission, in order to carry out the foregoing.

I further certify that the aforesaid resolution has not been amended or revoked in any respect and remains in full force and effect.

IN WITNESS WHEREOF, I have executed this Certificate as a sealed instrument this _____ day of ______________, 2022.

By: ______________________________________

Michael Rountree
Chief Executive Officer
ECO SCIENCE SOLUTIONS, INC.

STATE OF__________________ }
}   **SS:**
COUNTY OF ________________ }

The foregoing instrument was acknowledged before me this __day of ______, 2022, by ____________, who ___is personally known to me or ___who has produced a __________ driver's license as identification and who did take an oath.

____
Notary Public
State of ___________
Commission Number :
Commission Expiration :